UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2009

GUARANTY FINANCIAL GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	74-2421034
(State or other jurisdiction of incorporation or organization)	001-33661	(I.R.S. Employer Identification No.)

1300 MoPac Expressway South

Austin, Texas 78746

(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (512) 434-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Other Events

On Friday, August 21, 2009, Guaranty Bank (the “Bank”), the wholly-owned subsidiary and principal asset of Guaranty Financial Group Inc. (the “Company”), was closed by the Office of Thrift Supervision (the “OTS”) and the Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver of the Bank. On the same date, the FDIC transferred certain of the assets and liabilities of the Bank to BBVA Compass or an affiliate.

The Company expects to commence a voluntary case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Texas. The Company expects to file the Chapter 11 petition based on the appointment by the OTS of the FDIC as receiver of Guaranty Bank, the Company’s wholly-owned subsidiary, on August 21, 2009.

Item 3.01 Other Events

On August 24, 2009, the New York Stock Exchange (the “NYSE”) notified the Company that it had suspended the listing of the Company’s common stock (NYSE:GFG), effective immediately. The NYSE posted a press release on its website stating that the decision to suspend the listings was reached in view of the above events and the NYSE’s determination that the Company’s securities are no longer suitable for listing on the NYSE. The Company does not intend to request a review of the NYSE action.

Note: Certain matters discussed in this Form 8-K may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “anticipate,” “could,” “estimate,” “likely,” “intent,” “may,” “plan,” “project,” “expect,” and similar expressions, including references to assumptions or our plans and goals. Readers should not place undue reliance on these forward- looking statements. These statements reflect management’s views with respect to events as of the date of the forward-looking statement and are subject to risks and uncertainties. The Company’s actual results or performance may differ materially from those suggested, expressed, or implied by forward-looking statements due to a wide range of factors including, but not limited to: actions that may be taken or restrictions imposed by the OTS, the FDIC and other government regulatory agencies; changes in laws or regulations; general economic, market, or business conditions; changes in the value of our assets and liabilities due to market factors or otherwise; and changes that are determined to be appropriate in the process of completing our financial statements. The Company disclaims any obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL GROUP INC.
Date: August 24, 2009	By:	/s/ Scott A. Almy
Name: Scott A. Almy
Title: Senior Executive Vice President, General Counsel and Secretary